Exhibit 10.3



















                 THE EXECUTIVE NONQUALIFIED EXCESS PLAN SM
                               PLAN DOCUMENT

                             TABLE OF CONTENTS

                 THE EXECUTIVE NONQUALIFIED EXCESS PLAN SM

                                                                      Page
                                                                      ----

Section 1.  Purpose:                                                    1

Section 2.  Definitions:                                                1
      2.1   "Active Participant"                                        1
      2.2   "Adoption Agreement"                                        2
      2.3   "Beneficiary"                                               2
      2.4   "Board"                                                     2
      2.5   "Change in Control"                                         2
      2.6   "Committee"                                                 3
      2.7   "Compensation"                                              3
      2.8   "Crediting Date"                                            4
      2.9   "Deferred Compensation Account"                             4
      2.10  "Disabled"                                                  4
      2.11  "Education Account"                                         4
      2.12  "Effective Date"                                            4
      2.13  "Employee"                                                  5
      2.14  "Employer"                                                  5
      2.15  "Employer Credits"                                          5
      2.16  "Independent Contractor"                                    5
      2.17  "In-Service Account"                                        5
      2.18  "Normal Retirement Age"                                     6
      2.19  "Participant"                                               6
      2.20  "Participant Deferral Agreement"                            6
      2.21  "Participant Deferral Credits"                              6
      2.22  "Participating Employer"                                    6
      2.23  "Performance-Based Compensation"                            6
      2.24  "Plan"                                                      7
      2.25  "Plan Administrator"                                        7
      2.26  "Plan-Approved Domestic Relations Order"                    7
      2.27  "Plan Year"                                                 9
      2.28  "Qualifying Distribution Event"                             9
      2.29  "Retirement Account"                                        9
      2.30  "Service"                                                   9
      2.31  "Service Bonus"                                             9
      2.32  "Specified Employee"                                       10
      2.33  "Spouse" or "Surviving Spouse"                             10
      2.34  "Student"                                                  10
      2.35  "Trust"                                                    10
      2.36  "Trustee"                                                  10
      2.37  "Unforeseeable Emergency"                                  10
      2.38  "Years of Service"                                         11

Section 3.  Participation:                                             11

Section 4.  Credits to Deferred Compensation Account:                  11
      4.1   Participant Deferral Credits                               11
      4.2   Employer Credits                                           13
      4.3   Deferred Compensation Account                              13

Section 5.  Qualifying Distribution Events:                            14
      5.1   Separation from Service                                    14
      5.2   Disability                                                 14
      5.3   Death                                                      14
      5.4   In-Service Distributions                                   14
      5.5   Education Distributions                                    15
      5.6   change in Control                                          16
      5.7   Unforeseeable Emergency                                    16

Section 6.  Qualifying Distribution Events Payment Options:            17
      6.1   Payment Options                                            17
      6.2   De Minimis Amounts                                         18
      6.3   Subsequent Elections                                       19
      6.4   Acceleration Prohibited                                    19

Section 7.  Vesting:                                                   20

Section 8.  Accounts; Deemed Investment; Adjustments to Account:       20
      8.1   Accounts                                                   20
      8.2   Deemed Investments                                         20
      8.3   Adjustments to Deferred Compensation Account               21

Section 9.  Administration by Committee:                               21
      9.1   Membership of Committee                                    21
      9.2   Committee Officers; Subcommittee                           21
      9.3   Committee Meetings                                         22
      9.4   Transaction of Business                                    22
      9.5   Committee Records                                          22
      9.6   Establishment of Rules                                     22
      9.7   Conflicts of Interest                                      22
      9.8   Correction of Errors                                       23
      9.9   Authority to Interpret Plan                                23
      9.10  Third Party Advisors                                       23
      9.11  Compensation of Members                                    23
      9.12  Expense Reimbursement                                      24
      9.13  Indemnification                                            24

                                     ii
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Section 10. Contractual Liability; Trust:                              24
      10.1  Contractual Liability                                      24
      10.2  Trust                                                      25

Section 11. Allocation of Responsibilities:                            25
      11.1  Board                                                      25
      11.2  Committee                                                  25
      11.3  Plan Administrator                                         25

Section 12. Benefits Not Assignable; Facility of Payments:             26
      12.1  Benefits not Assignable                                    26
      12.2  Plan-Approved Domestic Relations Orders                    26
      12.3  Payments to Minors and Others                              27

Section 13. Beneficiary:                                               27

Section 14. Amendment and Termination of Plan:                         28
      14.1  Termination in the Discretion of the Employer              28
      14.2  Termination Upon Change in Control                         29
      14.3  Termination On or Before December 31, 2005                 29
      14.4  No Financial Triggers                                      29

Section 15. Communication to Participants:                             29

Section 16. Claims Procedure:                                          29
      16.1  Filing of a Claim for Benefits                             29
      16.2  Notification to Claimant of Decision                       30
      16.3  Procedure for Review                                       30
      16.4  Decision on Review                                         31
      16.5  Action by Authorized Representative of Claimant            31

Section 17. Miscellaneous Provisions:                                  31
      17.1  Set off                                                    31
      17.2  Notices                                                    31
      17.3  Lost Distributees                                          32
      17.4  Reliance on Data                                           32
      17.5  Receipt and Release for Payments                           32
      17.6  Headings                                                   33
      17.7  Continuation of Employment                                 33
      17.8  Merger or Consolidation; Assumption of Plan                33
      17.9  Construction                                               33

                 THE EXECUTIVE NONQUALIFIED EXCESS PLAN SM

          Section 1.     Purpose:
          ----------     --------

          By  execution of the Adoption Agreement, the Employer has adopted the  Plan  set forth herein to provide a means by which certain  management

Employees  or  Independent Contractors of the Employer may elect  to  defer receipt  of  current  Compensation from the Employer in  order  to  provide

retirement  and other benefits on behalf of such Employees or   Independent

Contractors  of  the Employer, as selected in the Adoption Agreement.   The

Plan  is  intended  to  be a nonqualified deferred compensation  plan  that complies with the provisions of  Section 409A of the Internal Revenue  Code

(the  "Code").   The  Plan  is intended to be an unfunded  plan  maintained primarily for the purpose of providing deferred compensation benefits for a

select   group   of  management  or  highly  compensated  employees   under

Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement  Income

Security Act of 1974 and independent contractors.

          Section 2.     Definitions:
          ----------     ------------

          As  used in the Plan, including this Section 2, references to one gender  shall  include  the other and, unless otherwise  indicated  by  the context:

          2.1  "Active Participant" means, with respect to any day or date,

a  Participant  who  is in Service on such day or date;  provided,  that  a

Participant  shall  cease to be an Active Participant  immediately  upon  a determination  by the Committee that the Participant has ceased  to  be  an

Employee or Independent Contractor, or that the Participant no longer meets the eligibility requirements of the Plan.

          2.2  "Adoption Agreement" means the written agreement pursuant to which  the Employer adopts the Plan.  The Adoption Agreement is a  part  of the Plan as applied to the Employer.

          2.3   "Beneficiary" means the person, persons, entity or entities designated or determined pursuant to the provisions of Section  13  of  the

Plan.

          2.4  "Board" means the Board of Directors of the Employer, if the

Employer  is a corporation.  If the Employer is not a corporation,  "Board"

shall mean the Employer.

          2.5   "Change  in Control" of a corporation (or,  to  the  extent permitted  in this Section  2.5, a partnership or other entity) shall occur on the earliest of the following events:

          2.5.1 Change in Ownership: A change in ownership of a corporation occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the corporation, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the corporation.

          2.5.2       Change  in  Effective  Control:   A  change   in
     effective control of a corporation occurs on the date that either:

               (i) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35% or more of the total voting power of the stock of the corporation; or

               (ii) A majority of the members of the board of directors of the corporation is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election; provided, that this paragraph (ii) shall apply only to a corporation for which no other corporation is a majority shareholder.

          2.5.3 Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of a corporation's assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For  this  purpose, the Change in Control must relate to (i) a  corporation that  is the Employer of the Participant; (ii) a corporation that is liable for the payment of benefits under this Plan; (iii) a corporation that is  a majority shareholder of the corporation described in (i) or (ii);  or  (iv)

any  corporation in a chain of corporations in which each corporation is  a majority  shareholder of another corporation in the chain, ending with  the corporation described in (i) or (ii). To the extent provided in regulations and administrative guidance promulgated under Section 409A of the Code, the provisions  of  this Section 2.5 may be applied to changes in the ownership of  a  partnership and changes in the ownership of a substantial portion of the assets of a partnership.  A Change in Control  shall  not  be deemed to have  occurred  until  a  majority  of the  members  of  the  Board receive written  certification  from the Committee that one of the events set forth in this Section 2.5 has occurred. The occurrence  of  an event described in this  Section 2.5 must be objectively  determinable by  the Committee  and,

if made in good faith on the basis of information available  at  the  time,

such determination shall be conclusive and binding  on  the Committee,  the

Employer, the Participants and their Beneficiaries for  all purposes of the

Plan.

          2.6   "Committee"  means the person designated  in  the  Adoption

Agreement.  If the Committee designated in the Adoption Agreement is unable to  serve, the Employer shall satisfy the duties of the Committee  provided for in Section 9.

          2.7   "Compensation"  shall have the meaning  designated  in  the

Adoption Agreement.

          2.8   "Crediting Date" means the date designated in the  Adoption

Agreement  for crediting the amount of any Participant Deferral Credits  to the Deferred Compensation Account of a Participant. Employer Credits may be

credited to the Deferred Compensation Account of a Participant on  any  day

that securities are traded on a national securities exchange.


          2.9  "Deferred Compensation Account" means the account maintained with respect to each Participant under the Plan.  The Deferred Compensation

Account shall  be  credited  with Participant Deferral Credits and Employer

Credits,  credited or debited for deemed investment gains  or  losses,  and adjusted for payments in accordance with the rules and elections in  effect under  Section 8.  The Deferred Compensation Account of a Participant shall include any In-Service Account or Education Account of the Participant,  if

applicable.

          2.10  "Disabled" means a Participant who is unable to  engage  in any  substantial  gainful activity by reason of any medically  determinable physical  or mental impairment which can be expected to result in death  or can be expected to last for a continuous period of not less than 12 months,

or  is,  by  reason  of  any  medically  determinable  physical  or  mental impairment  which can be expected to result in death or can be expected  to last  for a continuous period of not less than 12 months, receiving  income replacement  benefits for a period of not less than three months  under  an accident and health plan covering Employees of the Employer.

          2.11 "Education Account" means a separate account to be kept  for each  Participant  that  has  elected to take  education  distributions  as described in Section 5.5.  The Education Account shall be adjusted  in  the same manner and at the same time as the Deferred Compensation Account under

Section  8  and in accordance with the rules and elections in effect  under

Section 8.

          2.12  "Effective  Date"  shall be  the  date  designated  in  the

Adoption   Agreement  as  of  which  the  Plan  first  becomes   effective.

Notwithstanding  the foregoing, any amounts credited to the  account  of  a

Participant  pursuant to the terms of a predecessor plan  of  the  Employer which are not earned and vested before January 1, 2005, shall be subject to the terms of this Plan.

          2.13  "Employee"  means  an individual  in  the  Service  of  the

Employer if the relationship between the individual and the Employer is the legal  relationship  of employer and employee and if the  individual  is  a highly  compensated or management employee of the Employer.  An  individual shall cease to be an Employee upon the Employee's termination of Service.

          2.14  "Employer"  means the Employer identified in  the  Adoption

Agreement,  and  any Participating Employer which adopts  this  Plan.   The

Employer  may be a corporation, a limited liability company, a  partnership

or  sole  proprietorship.   All references herein  to  the  Employer  shall

include  each  trade  or  business (whether or not  incorporated)  that  is required  to  be  aggregated  with  the Employer  under  rules  similar  to subsections (b) and (c) of Section 414 of the Code.

          2.15  "Employer  Credits"  means  the  amounts  credited  to  the

Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 4.2.

          2.16  "Independent Contractor" means an individual in the Service of the Employer if the relationship between the individual and the Employer

is  not  the  legal relationship of employer and employee.   An  individual

shall  cease  to be an Independent Contractor upon the termination  of  the

Independent Contractor's Service.  An Independent Contractor shall  include a director of the Employer who is not an Employee.

          2.17 "In-Service Account" means a separate account to be kept for each  Participant  that  has  elected to take in-service  distributions  as described in Section 5.4.  The In-Service Account shall be adjusted in  the same manner and at the same time as the Deferred Compensation Account under

Section  8  and in accordance with the rules and elections in effect  under

Section 8.

          2.18  "Normal  Retirement  Age" of a Participant  means  the  age designated in the Adoption Agreement.

          2.19  "Participant"  means  with respect  to  any  Plan  Year  an

Employee or Independent Contractor who has been designated by the Committee

as  a  Participant  and who has entered the Plan or  who  has   a  Deferred

Compensation Account under the Plan.

          2.20  "Participant  Deferral Agreement" means a written agreement entered  into  between  a  Participant  and  the  Employer  pursuant to the provisions of Section 4.1

          2.21  "Participant Deferral Credits" means the  amounts  credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 4.1.

          2.22   "Participating  Employer"  means  any  trade  or  business

(whether  or not incorporated) which adopts this Plan with the  consent  of the Employer identified in the Adoption Agreement.

          2.23  "Performance-Based  Compensation" means  compensation where the  amount  of, or  entitlement  to, the compensation is contingent on the satisfaction  of  preestablished  organizational  or individual performance criteria  relating  to  a  performance period of at least twelve  months in which the service provider performs services.  Organizational or individual performance  criteria  are  considered  preestablished  if  established  in writing at least 90 days after the commencement of the period of service to which  the  criteria  relates,  provided  that the outcome is substantially uncertain  at  the  time  the  criteria are established.  Performance-based

compensation  may  include  payments  based  upon  subjective   performance

criteria in  accordance  as  provided   in  regulations  and administrative
guidance promulgated under Section 409A of the Code.

          2.24  "Plan"  means The Executive Nonqualified Excess  Plan,   as

herein set out or as duly amended.  The name of the Plan as applied to  the

Employer shall be designated in the Adoption Agreement.

          2.25  "Plan  Administrator" means the person  designated  in  the

Adoption  Agreement.  If the Plan Administrator designated in the  Adoption

Agreement is unable to serve, the Employer shall be the Plan Administrator.

          2.26  "Plan-Approved Domestic Relations Order" shall mean a court order  that is lawfully directed to this Plan and that is served  upon  the

Plan  Administrator before the Participant receives a distribution  of  his benefit  that  pursuant  to  a  state domestic  relations  law  creates  or recognizes the existence of the right of an alternate payee to receive  all or a portion of a Participant's benefit and that meets all of the following

requirements.   An  order shall not be a Plan-Approved  Domestic  Relations

Order unless the Plan Administrator determines that the court order on  its face  and  without  reference  to any other  document  states  all  of  the following:

          (a) The court order expressly states that it relates to the provision of child support, alimony, or marital property rights to a spouse, former spouse, or child of a Participant and is made pursuant to State domestic relations law.

          (b) The court order clearly and unambiguously specifies that it refers to this Plan.

          (c) The court order clearly and unambiguously specifies the name of the Participant's Employer.

          (d)   The  court  order  clearly specifies:   the  name,  mailing
address, and social security number of the Participant; and the name, mailing address, and social security number of each alternate payee.

          (e) The court order clearly specifies the amount or percentage, or the manner in which the amount or percentage is to be determined, of the Participant's benefit to be paid to or segregated for the separate account of the alternate payee.

          (f) The court order expressly states that the alternate payee's segregated account shall bear all fees and expenses as though the alternate payee were a Participant.

          (g) The court order clearly specifies that any distribution to the alternate payee becomes payable only after a Qualifying Distribution Event of the Participant and only upon the alternate payee's written claim made to the Administrator.

          (h) The court order clearly specifies that any distribution to any alternate payee shall be payable only as a lump sum.

          (i) The court order expressly states that it does not require this Plan to provide any type or form of benefit or any option not otherwise provided under this Plan.

          (j) The court order expressly states that the order does not require this Plan to provide increased benefits.

          (k) The court order expressly states that any provision of it that would have the effect of requiring any distribution to an alternate payee of deferred compensation that is required to be paid to another person under any court order is void.

          (l) The court order expressly states that nothing in the order shall have any effect concerning any party's tax treatment, and that nothing in the order shall direct any person's tax reporting or withholding.

An  order  shall  not be a Plan-approved Domestics Relations  Order  if  it includes any provision that does not relate to this Plan.  Without limiting the comprehensive effect of the preceding sentence, an order shall not be a

Plan-Approved Domestic Relations Order if the order includes any  provision relating to any pension plan, retirement plan, deferred compensation  plan,

health plan, welfare benefit plan, or employee benefit plan other than this

Plan.   An  order  shall  not be a Plan-Approved Domestic  Relations  Order unless the order provides for only one alternate payee.  An order shall not be  a  Plan-Approved  Domestic Relations Order if the  order  includes  any

provision   that  would  permit  the  alternate  payee  to  designate   any

beneficiary for any purpose. However, an order does not fail to qualify  as a  Plan-approved  Domestic Relations Order because  it  provides  that  any rights not paid before the alternate payee's death shall be payable to  the duly  appointed and then-currently serving personal representative  of  the alternate  payee's  estate.  The Plan Administrator  may  assume  that  the alternate payee named by the court order is a proper payee and need not inquire into whether the person named is a spouse or former spouse or child of the Participant.

          2.27 "Plan Year" means the twelve-month period ending on the last day  of the month designated in the Adoption Agreement; provided, that  the initial Plan Year may have fewer than twelve months.

          2.28  "Qualifying  Distribution Event" means (i)  the  separation from  Service  of  the  Participant, (ii) the date the Participant  becomes

Disabled,  (iii) the death of the Participant, (iv) the time  specified  by the  Participant  for an in-service or education distribution, (v) a Change in Control, or (vi) an Unforeseeable Emergency, each to the extent provided in Section 5.

          2.29  "Retirement Account"  means  the  portion  of  the Deferred

Compensation  Account of a Participant, excluding any in-Service Account or any Education  Account.  The  Retirement  Account shall  be adjusted in the same manner and at the same time as the Deferred Compensation Account under

Section 8 and in  accordance with the rules and regulations in effect under

Section 8.


          2.30  "Service" means employment by the Employer as an  Employee.

For  purposes  of  the  Plan,  the  employment  relationship  is treated as continuing  intact while the  Employee is on military leave, sick leave, or other  bona  fide leave  of absence  if the period  of  such leave does not exceed  six  months,  or  if  longer,  so  long  as the Employee's right to reemployment is provided either by statue or contract.  If  the Participant is an Independent Contractor, "Service" shall mean the period during  which

the   contractual   relationship   exists   between  the  Employer  and the

Participant.  The  contractual  relationship  is  not terminated   if   the

Participant anticipates a renewal of the contract or becomes an Employee.

          2.31 "Service Bonus" means any bonus paid to a Participant by the

Employer which is not Performance-Based Compensation.

          2.32  "Specified  Employee"  means  an  employee  who  meets  the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (applied in accordance with the regulations thereunder and without regard to Section

416(i)(5) of the Code) at any time during the twelve-month period ending on

December  31  of each year (the "identification date").  If the person is a key employee  as of  any  identification  date, the  person is treated as a

Specified  Employee for the twelve-month period beginning  on the first day of the fourth month following the identification date.


          2.33  "Spouse" or "Surviving Spouse" means, except  as  otherwise provided  in  the  Plan,  a  person who is the legally  married  spouse  or surviving spouse of a Participant.

          2.34 "Student" means the individual designated by the Participant in  the Participant Deferral Agreement with respect to whom the Participant will create an Education Account.

          2.35 "Trust" means the trust fund established pursuant to Section

10.2, if designated by the Employer in the Adoption Agreement.

          2.36  "Trustee" means the trustee, if any, named in the agreement establishing the Trust and such successor or additional trustee as  may  be named pursuant to the terms of the agreement establishing the Trust.

          2.37  "Unforeseeable Emergency" means a severe financial hardship to  the  Participant  resulting  from a sudden  or  unexpected  illness  or accident  of  the  Participant, the Participant's Spouse or  dependent  (as defined  in Section 152(a) of the Code), loss of the Participant's property

due   to   casualty,  or  other  similar  extraordinary  and  unforeseeable circumstances  arising  as a result of events beyond  the  control  of  the

Participant.

          2.38 "Years of Service" means each Plan Year of Service completed

by  the  Participant.   For vesting purposes, Years  of  Service  shall  be

calculated from the date designated in the Adoption Agreement.

          Section 3.     Participation:
          ----------     --------------

          The Committee in its discretion shall designate each Employee  or

Independent  Contractor who is eligible to participate  in  the  Plan.   An

Employee  or  Independent  Contractor designated  by  the  Committee  as  a

Participant who has not otherwise entered the Plan shall enter the Plan and

become  a  Participant  as  of the date determined  by  the  Committee.   A

Participant  who  separates from Service with the Employer  and  who  later returns to Service will not be an Active Participant under the Plan  except upon  satisfaction  of  such terms and conditions as  the  Committee  shall establish  upon  the Participant's return to Service, whether  or  not  the

Participant  shall  have a balance remaining in the  Deferred  Compensation

Account under the Plan on the date of the return to Service.

          Section 4.     Credits to Deferred Compensation Account:
          ----------     -----------------------------------------

          4.1   Participant Deferral Credits. To the extent provided in the

Adoption Agreement, each Active Participant may elect, by entering  into  a

Participant Deferral Agreement with the Employer, to defer the  receipt  of

Compensation  from the Employer by a dollar amount or percentage  specified in the Participant  Deferral  Agreement.  The  amount  of  the  Participant

Deferral  Credit  shall  be  credited  by  the  Employer  to  the  Deferred

Compensation Account maintained for the Participant pursuant to Section  8.

The  following  special  provisions  shall  apply  with   respect  to   the

Participant Deferral Credits of a Participant:

          4.1.1 The Employer shall credit to the Participant's Deferred Compensation Account on each Crediting Date an amount equal to the total Participant Deferral Credit for the period ending on such Crediting Date.

          4.1.2 An election pursuant to Section 4.1 shall be made by the Participant by executing and delivering a Participant Deferral Agreement to the Committee. Except as otherwise provided in this Section 4.1, the Participant Deferral Agreement shall become effective with respect to such Participant as of the first day of January following the date such Participant Deferral Agreement is received by the Committee. A Participant's election may be changed at any time prior to the last permissable date for making the election as permitted in this Section 4.1, and shall thereafter be irrevocable. The election of a Participant shall continue in effect for subsequent years until modified by the Participant as permitted in this Section 4.1, or until the earlier of the date the Participant separates from Service or ceases to be an Active Participant under the Plan.

          4.1.3     In the  case  of  the  first  year  in  which  the
     Participant becomes eligible to participate in the Plan, the Participant may execute and deliver a Participant Deferral Agreement to the Committee within 30 days after the date the Participant enters the Plan to be effective as of the first payroll period next following the date the Participant Deferral Agreement is received by the Committee. For compensation that is earned based upon a specified performance period (for example, an annual bonus), where a deferral election is made in the first year of eligibility but after the beginning of the service period, the election will be deemed to apply to Compensation paid for services subsequent to the election if the election applies to the portion of the Compensation equal to the total amount of the Compensation for the service period multiplied by the ratio of the number of days remaining in the performance period after the election over the total number of days in the performance period.

          4.1.4 A Participant may unilaterally modify a Participant Deferral Agreement (either to terminate, increase or decrease the portion of his future Compensation which is subject to deferral within the percentage limits set forth in Section 4.1 of the Adoption Agreement) by providing a written modification of the Participant Deferral Agreement to the Employer. The modification shall become effective as of the first day of January following the date such written modification is received by the Committee. Notwithstanding the foregoing, at any time during the calendar year 2005, a Participant may terminate a Participant Deferral Agreement, or modify a Participant Deferral Agreement to reduce the amount of Compensation subject to the deferral election, so long as the Compensation subject to the terminated or modified Participant Deferral Agreement is includible in the income of the Participant in calendar year 2005 or, if later, in the taxable year in which the amounts are earned and vested.

          4.1.5 If the Participant performed services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes an initial deferral election, a Participant Deferral Agreement relating to the deferral of Performance-Based Compensation may be executed and delivered to the Committee no later than the date which is 6 months prior to the end of the performance period, provided that in no event may an election to defer Performance-Based Compensation be made after such Compensation has become both substantially certain to be paid and readily ascertainable.

      	  4.1.6 If the Employer has a fiscal year other than the calendar year, Compensation relating to service in the fiscal year of the Employer (such as a bonus based on the fiscal year of the Employer), of which no amount is paid or payable during the fiscal year, may be deferred at the Participant's election only if the election to defer is made not later than the close of the Employer's fiscal year next preceding the first fiscal year in which the Participant performs any services for which such Compensation is payable.

       	  4.1.7 Compensation payable after the last day of the Participant's taxable year solely for services provided during the final payroll period containing the last day of the Participant's taxable year (i.e., December 31) is treated for purposes of this Section 4.1 as Compensation for services performed in the subsequent taxable year.

          4.1.8 The Committee may from time to time establish policies or rules consistent with the requirements of Section 409A of the Code to govern the manner in which Participant Deferral Credits may be made.

          4.1.9 The requirements of Section 4.1.2 relating to the timing of the Participant Deferral Agreement shall not apply to any deferral elections made on or before March 15, 2005, provided that (a) the amounts to which the deferral election relate have not been paid or become payable at the time of the election, (b) the Plan was in existence on or before December 31, 2004, (c) the election to defer compensation is made in accordance with the terms of the Plan as in effect on December 31, 2005 (other than a requirement to make a deferral election after March 15, 2005),
     (d) the Plan is otherwise operated in accordance with the requirements of Section 409A of the Code, and (e) the Plan is amended to comply with Section 409A in accordance with Q&A 19 of Notice 2005-1.

          4.2   Employer  Credits.  If designated by the  Employer  in  the

Adoption Agreement, the Employer shall cause the Committee to credit to the

Deferred Compensation Account of each Active Participant an Employer Credit as determined in accordance with the Adoption Agreement.

          4.3   Deferred  Compensation  Account.   All Participant Deferral

Credits  and  Employer  Credits  shall  be   credited   to   the   Deferred

Compensation Account of the Participant.

          Section 5.     Qualifying Distribution Events:
          ----------     -------------------------------

          5.1   Separation from Service.  If the Participant separates from

Service  with the Employer, the vested balance in the Deferred Compensation

Account  shall  be paid to the Participant by the Employer as  provided  in

Section  6.  Notwithstanding the foregoing, no distribution shall  be  made earlier  than six months after the date of separation from Service (or,  if earlier,  the  date  of  death)  with  respect  to  a  Participant who is a

Specified Employee  of a  corporation the  stock  in which is traded on  an

established  securities  market  or  otherwise.   Any  payments  to which a

Specified  Employee would be entitled during the first six months following the  date of  separation  from Service shall be accumulated and paid on the first  day  of  the  seventh  month  following  the date of separation from service.

          5.2   Disability.  If the Participant becomes Disabled  while  in

Service,  the vested balance in the Deferred Compensation Account shall  be paid to the Participant by the Employer as provided in Section 6.

          5.3   Death.   If  the  Participant dies while  in  Service,  the

Employer shall pay a benefit to the Participant's Beneficiary in the amount designated  in  the Adoption Agreement.  Payment of such benefit  shall  be made  by  the  Employer as provided in Section 6.  If  a  Participant  dies following  his  separation  from Service for any  reason,  and  before  all payments  under the Plan have been made, the vested balance in the Deferred

Compensation  Account  shall be paid by the Employer to  the  Participant's

Beneficiary in a single lump sum.

          5.4  In-Service Distributions.  If the Employer designates in the

Adoption  Agreement that in-service distributions are permitted  under  the

Plan, a Participant may designate in the Participant  Deferral Agreement to have  a  specified  amount credited to the Participant's In-Service Account for  in-service  distributions  at  the  later of the date specified by the

Participant or  as specified in the Adoption Agreement.  In no event may an

in-service   distribution   be  made  prior  to  two  years  following  the
establishment of  the  In-Service   Account   of  the  Participant.  If the

Participant   elects   to   receive   in-service  distributions  in  annual

installment  payments, the payment of each annual installment shall be made on the anniversary of the date of  the  first  installment payment, and the amount  of the annual installment shall be adjusted on such anniversary for credits or debits to the Participant's account  pursuant to  Section  8  of

the  Plan.   Such  adjustment shall be  made by dividing the balance in the

In-Service  Account  on  such  date  by  the  number of annual installments remaining to be  paid hereunder;  provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant's

In-Service Account on the date  of payment.  Notwithstanding the foregoing,

if a Participant incurs a  Qualifying Distribution Event prior to the  date on which the entire balance in the In-Service Account has been distributed,

then  the  balance   in   the  In-Service   Account  on  the  date  of  the

Qualifying Distribution  Event  shall be distributed to the Participant  in

the  same  manner  and   at  the  same  time as the balance in the Deferred

Compensation  Account is distributed under Section 6 and in accordance with the rules and elections in effect under Section 6.

          5.5   Education Distributions.  If the Employer designates in the

Adoption  Agreement  that education distributions are permitted  under  the

Plan, a Participant may designate in the Participant Deferral Agreement  to have a specified amount credited to the Participant's Education Account for education  distributions  at  the  later  of  the  date  specified  by  the

Participant  or  the  date  specified in the Adoption  Agreement.   If  the

Participant designates more than one Student, the Education Account will be divided  into  a  separate  Education Account for  each  Student,  and  the

Participant  may  designate  in  the  Participant  Deferral  Agreement  the percentage or  dollar  amount to be credited to each Education Account.  In the  absence  of  a  clear  designation,  all credits made to the Education

Account shall be equally allocated to each Education Account.  The Employer shall  pay to the Participant  the  balance  in the Education Account  with respect  to  the  Student  at the  time and in the manner designated by the

Participant  in  the  Participant  Deferral  Agreement.  If the Participant

elects to receive education distributions in  annual  installment payments,

the payment of each annual installment shall  be made on the anniversary of the date of the first installment payment, and  the  amount  of  the annual installment shall  be adjusted  on  such  anniversary for credits or debits to the Participant's  Education  Account pursuant to Section 8 of the Plan.

Such adjustment shall be made  by dividing  the  balance  in  the Education account on such date by the number of annual  installments  remaining to be paid hereunder; provided that the  last annual  installment  due  under the

Plan shall be the  entire  amount  credited  to the Participant's Education

Account on  the  date  of payment.  Notwithstanding  the foregoing, if  the

Participant incurs  a Qualifying  Distribution  Event  prior to the date on which  the  entire  balance  of the Education Account has been distributed,

then the balance in the Education Account on  the  date  of the  Qualifying

Distribution Event shall be  distributed  to  the  Participant  in the same manner and  at  the  same  time  as  the  Deferred  Compensation Account is distributed under Section 6  and in accordance with the rules and elections in effect under Section 6.

          5.6   Change  in  Control.  If the  Employer  designates  in  the

Adoption Agreement that  distributions  are permitted under the Plan in the event of  a  Change  in  Control,  the  Participant  may  designate  in the

Participant Deferral  Agreement  to have the vested balance in the Deferred

Compensation Account  paid  to the  Participant upon a Change in Control by the Employer as provided in Section 6.

          5.7   Unforeseeable Emergency.  A distribution from the  Deferred

Compensation  Account  may be made to a Participant  in  the  event  of  an

Unforeseeable Emergency, subject to the following provisions:

          5.7.1 A Participant may, at any time prior to his separation from Service for any reason, make application to the Committee to receive a distribution in a lump sum of all or a portion of the vested balance in the Deferred Compensation

     Account (determined as of the date the distribution, if any, is made under this Section 5.7) because of an Unforeseeable Emergency. A distribution because of an Unforeseeable Emergency shall not exceed the amount required to satisfy the Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution, after taking into account the extent to which the Unforeseeable Emergency may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

          5.7.2 The Participant's request for a distribution on account of Unforeseeable Emergency must be made in writing to the Committee. The request must specify the nature of the financial hardship, the total amount requested to be distributed from the Deferred Compensation Account, and the total amount of the actual expense incurred or to be incurred on account of the Unforeseeable Emergency.

          5.7.3 If a distribution under this Section 5.7 is approved by the Committee, such distribution will be made as soon as practicable following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of an Unforeseeable Emergency. Any deferral election of the Participant in effect at the time of a distribution on account of an Unforeseeable Emergency may be cancelled upon the Participant's request, and if so cancelled, any subsequent deferral by the Participant shall be made pursuant to a new Participant Deferral Agreement which shall become effective as of the first day of January following the date such Participant Deferral Agreement is received by the Committee. If a Participant's separation from Service occurs after a request is approved in accordance with this Section 5.7.3, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan.

          5.7.4 The Committee may from time to time adopt additional policies or rules consistent with the requirements of
     Section 409A of the Code to govern the manner in which such distributions may be made so that the Plan may be conveniently administered.

          Section 6.     Qualifying Distribution Events Payment Options:
          ----------     -----------------------------------------------

          6.1   Payment  Options.   The Employer  shall  designate  in  the

Adoption  Agreement  the  payment options  which  may  be  elected  by  the

Participant.  The  Participant  shall  elect  in  the  Participant Deferral

Agreement  the  method   under  which  the  vested balance in the  Deferred

Compensation Account will be distributed from among the designated  payment options.  Payment  shall be  made in  the manner elected by the Participant and  shall commence  upon the date of the  Qualifying  Distribution  Event.

A  payment  shall  be  treated  as  made  upon  the  date of the Qualifying

Distribution  Event  if  it is made on such date or a later date within the same  calendar  year  or, if later,  by  the 15th day of the third calendar month following  the  Qualifying  Distribution  Event.  A  payment  may  be further delayed to the extent  permitted in accordance with regulations and guidance  under  Section  409A of  the Code.  The  Participant  may elect a different method  of payment  for  each  Qualifying  Distribution  Event as

specified in  the  Adoption  Agreement.   If  the  Participant  elects  the

installment payment option, the payment of each annual installment shall be made  on the anniversary of  the  date  of  the first  installment payment,

and  the  amount of  the  annual  installment  shall  be  adjusted  on such anniversary for credits or debits to the Participant's account  pursuant to

Section  8  of  the  Plan.  Such adjustment shall be  made by  dividing the balance in the Deferred Compensation Account on such  date by the number of annual  installments  remaining  to  be  paid  hereunder; provided that the last  annual  installment  due under  the Plan shall  be  the entire amount credited to the Participant's account on the date of payment. In  the event the Participant  fails to  make a valid election of the payment method, the distribution will be  made in a single lump sum payment upon the Qualifying

Distribution Event.  Notwithstanding the provisions of Sections 6.3  or 6.4 of the  Plan, a Participant may elect on or before  December 31, 2006,  the method  of  payment of amounts subject to Section 409A of the Code provided that such  election  applies only  to  amounts  that would not otherwise be payable in 2006 and does not cause an amount to paid in 2006 that would not otherwise be payable in such year.

          6.2   De  Minimis Amounts.  Notwithstanding any payment  election made  by  the  Participant, the vested balance in the Deferred Compensation

Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant's entire interest  in  the  Plan  and the amount of such  payment  does  not  exceed

the  amount  designated  by  the  Employer  in  the   Adoption   Agreement.

Such  payment  shall  be  made  on  or  before  the  later  of (i) December

31  of  the  calendar year in which the Participant separates from  Service from  the  Employer,  or  (ii) the date that  is  2-1/2  months  after  the

Participant separates from Service from the Employer.

          6.3  Subsequent Elections.  With the consent of the Committee,  a

Participant  may  delay  or change the method of payment  of  the  Deferred

Compensation Account subject to the following requirements:

          6.3.1 The new election may not take effect until at least 12 months after the date on which the new election is made.

          6.3.2 If the new election relates to a payment for a Qualifying Distribution Event other than the death of the
     Participant, the Participant becoming Disabled, or an Unforeseeable Emergency, the new election must provide for the deferral of the first payment for a period of at least five years from the date such payment would otherwise have been made.

          6.3.3 If the new election relates to a payment from the In-Service Account or Education Account, the new election must be made at least 12 months prior to the date of the first scheduled payment from such account.

For  purposes  of  this  Section  6.3  and  Section  6.4, a payment is each separately identified amount to which the Participant is entitled under the

Plan;  provided,  that  entitlement  to a series of installment payments is treated as the entitlement to a single payment.

          6.4   Acceleration Prohibited.  The acceleration of the  time  or schedule of any payment due under the Plan is prohibited except as provided in  regulations and administrative guidance promulgated under Section  409A of  the Code.  It is not an acceleration of the time or schedule of payment if  the  Employer waives or accelerates the vesting requirements applicable to a benefit under the Plan.

          Section 7.     Vesting:
          ----------     --------

          A  Participant  shall  be fully vested  in  the  portion  of  his

Deferred Compensation Account attributable to Participant Deferral Credits,

and all income, gains and losses attributable thereto.  A Participant shall become  fully  vested  in the portion of his Deferred Compensation  Account attributable to Employer Credits, and income, gains and losses attributable thereto,  in accordance with the vesting schedule and provisions designated by  the  Employer  in the Adoption Agreement.  If a Participant's  Deferred

Compensation Account is not fully vested upon  separation from Service, the portion of the Deferred Compensation Account that is not fully vested shall thereupon be forfeited.

          Section  8.    Accounts; Deemed Investment; Adjustments to Account:
          ----------     ----------------------------------------------------

          8.1   Accounts.   The Committee shall establish  a  book  reserve

account,  entitled the "Deferred Compensation Account," on behalf  of  each

Participant.  The Committee shall also establish an In-Service Account  and

Education  Account as a part of the Deferred Compensation Account  of  each

Participant,   if  applicable.   The  amount  credited  to   the   Deferred

Compensation  Account  shall  be adjusted pursuant  to  the  provisions  of

Section 8.3.

          8.2  Deemed Investments.  The Deferred Compensation Account of  a

Participant  shall be credited with an investment return determined  as  if the account were invested in one or more investment funds made available by the  Committee.  The Participant shall elect the investment funds in  which

his  Deferred  Compensation Account shall be deemed to be  invested.   Such

election shall be made in the manner prescribed by the Committee and  shall take effect upon the entry of the Participant into the Plan. The investment election of the Participant shall remain in effect until a new election  is made by the Participant.  In the event the Participant fails for any reason to  make  an effective election of the investment return to be credited  to his account, the investment return shall be determined by the Committee.

          8.3   Adjustments to Deferred Compensation Account.  With respect to each Participant who has a Deferred Compensation Account under the Plan,

the  amount  credited to such account shall be adjusted  by  the  following debits and credits, at the times and in the order stated:

          8.3.1 The Deferred Compensation Account shall be debited each business day with the total amount of any payments made from such account since the last preceding business day to him or for his benefit.

          8.3.2 The Deferred Compensation Account shall be credited on each Crediting Date with the total amount of any Participant Deferral Credits and Employer Credits to such account since the last preceding Crediting Date.

          8.3.3 The Deferred Compensation Account shall be credited or debited on each day securities are traded on a national stock exchange with the amount of deemed investment gain or loss resulting from the performance of the investment funds elected by the Participant in accordance with Section 8.2. The amount of such deemed investment gain or loss shall be determined by the Committee and such determination shall be final and conclusive upon all concerned.

          Section 9.     Administration by Committee:
          ----------     ----------------------------

          9.1   Membership  of  Committee.   If  elected  in  the  Adoption

Agreement,  the  Committee shall consist of at least three individuals  who shall be appointed by the Board to serve at the pleasure of the Board.  Any member  of  the Committee may resign, and his successor, if any,  shall  be appointed by the Board.  The Committee shall be responsible for the general administration  and  interpretation of the Plan and for  carrying  out  its provisions,  except  to  the  extent all or any  of  such  obligations  are specifically imposed on the Board.

          9.2   Committee  Officers;  Subcommittee.   The  members  of  the

Committee  may elect Chairman and may elect an acting Chairman.   They  may

also  elect a Secretary and may elect an acting Secretary, either  of  whom

may  be  but  need  not be a member of the Committee.   The  Committee  may

appoint  from  its membership such subcommittees with such  powers  as  the

Committee shall determine, and may authorize one or more of its members  or any  agent to execute or deliver any instruments or to make any payment  on behalf of the Committee.

          9.3   Committee Meetings.  The Committee shall hold such meetings upon  such notice, at such places and at such intervals as it may from time to  time determine.  Notice of meetings shall not be required if notice  is waived  in  writing  by all the members of the Committee  at  the  time  in office, or if all such members are present at the meeting.

          9.4   Transaction of Business.  A majority of the members of  the

Committee  at  the  time  in  office shall  constitute  a  quorum  for  the transaction  of business.  All resolutions or other actions  taken  by  the

Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote.  Resolutions may be adopted or other action  taken without a meeting upon written consent thereto signed by  all of the members of the Committee.

          9.5   Committee Records.  The Committee shall maintain  full  and complete  records of its deliberations and decisions.  The minutes  of  its proceedings shall be conclusive proof of the facts of the operation of  the

Plan.

          9.6   Establishment of Rules.  Subject to the limitations of  the

Plan,  the  Committee may from time to time establish rules or by-laws  for the administration of the Plan and the transaction of its business.

          9.7    Conflicts  of  Interest.   No  individual  member  of  the

Committee  shall have any right to vote or decide upon any matter  relating solely  to  himself  or  to any of his rights or benefits  under  the  Plan

(except  that such member may sign unanimous written consent to resolutions adopted  or other action taken without a meeting), except relating  to  the terms of his Participant Deferral Agreement.

          9.8  Correction of Errors.  The Committee may correct errors and,

so  far  as  practicable,  may  adjust any benefit  or  credit  or  payment

accordingly.   The  Committee  may  in  its  discretion  waive  any  notice requirements in the Plan; provided, that a waiver of notice in one or  more cases  shall  not be deemed to constitute a waiver of notice in  any  other

case.   With  respect  to any power or authority which  the  Committee  has discretion  to exercise under the Plan, such discretion shall be  exercised in a nondiscriminatory manner.

          9.9    Authority  to  Interpret  Plan.   Subject  to  the  claims

procedure  set forth in Section 16 the Plan Administrator and the Committee shall  have the duty and discretionary authority to interpret and  construe the  provisions  of  the  Plan and to decide any dispute  which  may  arise regarding the rights of Participants hereunder, including the discretionary authority to construe the Plan and to make determinations as to eligibility and  benefits under the Plan.  Determinations by the Plan Administrator and

the  Committee shall apply uniformly to all persons similarly situated  and shall be binding and conclusive upon all interested persons.

          9.10 Third Party Advisors.  The Committee may engage an attorney,

accountant, actuary or any other technical advisor on matters regarding the operation of the Plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as  the  Committee  shall deem requisite or desirable in carrying  out  the provisions of the Plan.  The Committee shall from time to time, but no less frequently  than annually, review the financial condition of the  Plan  and

determine  the  financial and liquidity needs of the Plan.   The  Committee

shall  communicate such needs to the Employer so that its policies  may  be appropriately coordinated to meet such needs.

          9.11  Compensation of Members.  No fee or compensation  shall  be paid to any member of the Committee for his Service as such.

          9.12  Expense Reimbursement.  The Committee shall be entitled  to reimbursement  by  the  Employer for its reasonable expenses  properly  and actually incurred in the performance of its duties in the administration of the Plan.

          9.13  Indemnification.   No  member of  the  Committee  shall  be

personally liable by reason of any contract or other instrument executed by him  or  on his behalf as a member of the Committee nor for any mistake  of judgment  made  in  good faith, and the Employer shall indemnify  and  hold harmless,  directly  from its own assets (including  the  proceeds  of  any insurance  policy the premiums for which are paid from the  Employer's  own assets), each member of the Committee and each other officer, employee,  or director  of  the  Employer  to whom any duty  or  power  relating  to  the administration or interpretation of the Plan may be delegated or allocated,

against  any unreimbursed or uninsured cost or expense (including  any  sum paid in settlement of a claim with the prior written approval of the Board)

arising  out  of  any act or omission to act in connection  with  the  Plan unless  arising  out  of  such  person's  own  fraud,  bad  faith,  willful misconduct or gross negligence.

          Section 10.    Contractual Liability; Trust:
          -----------    -----------------------------

          10.1  Contractual Liability.  The obligation of the  Employer  to make  payments  hereunder shall constitute a contractual liability  of  the

Employer to the Participant.  Such payments shall be made from the  general funds  of the Employer, and the Employer shall not be required to establish or  maintain any special or separate fund, or otherwise to segregate assets to  assure that such payments shall be made, and the Participant shall  not have any interest in any particular assets of the Employer by reason of its obligations hereunder.  To the extent that any person acquires a  right  to receive payment from the Employer, such right shall be no greater than  the right of an unsecured creditor of the Employer.

          10.2  Trust.   If  so designated in the Adoption  Agreement,  the

Employer may establish a Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement.  The Trust, if and when established, is intended to be treated as a grantor trust for  purposes  of the  Code  and all assets of the Trust shall be held in the United  States.

The  establishment  of the Trust is not intended to cause  Participants  to realize current income on amounts contributed thereto, and the Trust  shall be so interpreted and administered.

          Section 11.    Allocation of Responsibilities:
          -----------    -------------------------------

          The   persons  responsible  for  the  Plan  and  the  duties  and responsibilities allocated to each are as follows:

          11.1 Board.

               (i)   To amend the Plan;

               (ii)  To appoint and remove members of the Committee; and

               (iii) To terminate the Plan as permitted in Section 14.

          11.2 Committee.

               (i)   To designate Participants;

               (ii) To interpret the provisions of the Plan and to determine the rights of the Participants under the Plan, except to the extent otherwise provided in Section 16 relating to claims procedure;

               (iii) To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another person or persons as provided in the Plan;

               (iv) To account for the amount credited to the Deferred Compensation Account of a Participant; and

               (v)   To direct the Employer in the payment of benefits.

          11.3 Plan Administrator.

               (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time; and

               (ii) To administer the claims procedure to the extent provided in Section 16.

          Section 12.    Benefits Not Assignable; Facility of Payments:
          -----------    ----------------------------------------------

          12.1 Benefits not Assignable.  No portion of any benefit credited or  paid under the Plan with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge,

encumbrance  or  charge, and any attempt so to anticipate, alienate,  sell,

transfer,  assign, pledge, encumber or charge the same shall be  void,  nor shall any portion of such benefit be in any manner payable to any assignee,

receiver  or  any  one  trustee, or be liable  for  his  debts,  contracts,

liabilities, engagements or torts.  Notwithstanding the foregoing,  in  the event  that  all  or  any  portion  of the  benefit  of  a  Participant  is transferred to the former spouse of the Participant incident to a  divorce,

the  Committee  shall maintain such amount for the benefit  of  the  former spouse  until distributed in the manner required by an order of  any  court having  jurisdiction  over  the divorce, and the  former  spouse  shall  be entitled  to  the  same  rights as the Participant  with  respect  to  such benefit.

          12.2   Plan-Approved  Domestic  Relations   Orders.    The   Plan

Administrator shall establish written procedures for determining whether an order directed to the Plan is a Plan-Approved Domestic Relations Order.

          12.2.1 Review by Plan Administrator: The Plan Administrator shall make a determination on each final court order directed to the Plan as to whether the order is a Plan-Approved Domestic Relations Order. The Plan Administrator may delay the commencement of its consideration of any order until the later of the date that is 30 days after the date of the order or the date that the Plan Administrator is satisfied that all rehearing and appeal rights with respect to the order have expired.

          12.2.2 Payment to Alternate Payee: If the Plan Administrator determines that an order is a Plan-approved Domestic Relations Order, the Plan Administrator shall cause the payment of amounts pursuant to or segregate a separate account as provided by (and to prevent any payment or act which might be inconsistent with) the Plan-Approved Domestic Relations Order.

          12.2.3 Expenses: The Employer and the Plan Administrator shall not be obligated to incur any cost to defend against or set aside any judgment, decree, or order relating to the division, attachment, garnishment, or execution of or levy upon the Participant's account or any distribution, including (but not limited to) any domestic relations proceeding. Notwithstanding the foregoing, if any such person is joined in any proceeding, the party may take such action as it considers necessary or appropriate to protect any and all of its legal rights, and the Participant (or Beneficiary) shall reimburse all actual fees of lawyers and legal assistants and expenses reasonably incurred by such party.

          12.3  Payments to Minors and Others.  If any individual  entitled to  receive  a  payment  under the Plan shall be  physically,  mentally  or legally  incapable of receiving or acknowledging receipt of  such  payment,

the  Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any  payment  otherwise  payable to him  to  be  made  to  such  person  or institution  so  maintaining him.  Payment to such  person  or  institution shall  be  in full satisfaction of all claims by or through the Participant to the extent of the amount thereof.

          Section 13.    Beneficiary:
          -----------    ------------

          The  Participant's  beneficiary shall be the  person  or  persons designated by the Participant on the beneficiary designation form  provided by  and filed with the Committee or its designee.  If the Participant  does not designate a beneficiary, the beneficiary shall be his Surviving Spouse.

If  the  Participant does not designate a beneficiary and has no  Surviving

Spouse, the beneficiary shall be the Participant's estate.  The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee.  If a beneficiary (the

"primary  beneficiary")  is receiving or is entitled  to  receive  payments under  the Plan and dies before receiving all of the payments due him,  the

balance   to  which  he  is  entitled  shall  be  paid  to  the  contingent beneficiary,  if  any,  named  in  the  Participant's  current  beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall  be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made.  Such a disclaimer shall be made  in a  form  satisfactory to the Committee and shall be irrevocable when filed.

Any benefit disclaimed shall be payable from the Plan in the same manner as

if   the   beneficiary  who  filed  the  disclaimer  had  predeceased   the

Participant.

          Section 14.    Amendment and Termination of Plan:
          -----------    ----------------------------------

          The Employer may amend any provision of the Plan or terminate the

Plan  at  any  time;  provided, that in no event shall  such  amendment  or termination  reduce the balance in any Participant's Deferred  Compensation

Account as of the date of such amendment or termination, nor shall any such amendment  affect  the terms of the Plan relating to the  payment  of  such

Deferred   Compensation  Account.   Notwithstanding  the   foregoing,   the

following special provisions shall apply:

          14.1  Termination  in  the  Discretion  of  the Employer.  Except

as  otherwise  provided  in  Sections  14.2  or  14.3, the Employer  in its discretion may terminate  the Plan and distribute benefits  to Participants subject to the following requirements:

          14.1.1 All arrangements sponsored by the Employer that would be aggregated with the Plan under Section 1.409A-1(c) of the Treasury Regulations are terminated.

          14.1.2 No payments other than payments that would be payable under the terms of the Plan if the termination had not occurred are made within 12 months of the termination date.

          14.1.3 All benefits under the Plan are paid within 24 months of the termination date.

          14.1.4 The Employer does not adopt a new arrangement that would be aggregated with the Plan under Section 1.409A-1(c) of the Treasury Regulations providing for the deferral of compensation at any time within five years following the date of termination of the Plan.

          14.2  Termination  Upon  Change  in  Control.   If  the  Employer

terminates the Plan within thirty days preceding or twelve months following a Change in Control,  the Deferred Compensation Account of each Participant shall  become  fully  vested  and payable  to the Participant in a lump sum within twelve months following the date of termination.

          14.3  Termination On or Before December 31, 2005.   The  Employer

may  terminate the Plan on or before December 31, 2005, and distribute  the vested balance in the Deferred Compensation Account to each Participant  so long  as all amounts deferred under the Plan are included in the income  of the Participant in the taxable year in which the termination occurs.

          14.4  No Financial Triggers.  The Employer may not terminate  the

Plan and make distributions to a Participant due solely to a change in  the financial  health  of  the Employer.  This provision shall apply to amounts earned and vested before, on or after December 31, 2004.

          Section 15.    Communication to Participants:
          -----------    ------------------------------

          The  Employer  shall  make  a  copy of  the  Plan  available  for inspection by Participants and their beneficiaries during reasonable  hours at the principal office of the Employer.

          Section 16.    Claims Procedure:
          -----------    -----------------

          The  following claims procedure shall apply with respect  to  the

Plan:

          16.1  Filing  of  a  Claim for Benefits.   If  a  Participant  or

beneficiary (the "claimant") believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his  benefit,  he  shall  file  a  written claim  therefore with  the  Plan

Administrator.  In the event the Plan Administrator shall be the  claimant,

all  actions  which  are  required to be taken by  the  Plan  Administrator pursuant to this Section 16 shall be taken instead by another member of the

Committee designated by the Committee.

          16.2  Notification to Claimant of Decision.  Within 90 days after receipt of a claim by the Plan Administrator (or within 180 days if special circumstances  require an extension of time), the Plan Administrator  shall notify the claimant of the decision with regard to the claim.  In the event of  such special circumstances requiring an extension of time, there  shall be  furnished  to  the claimant prior to expiration of the  initial  90-day period  written notice of the extension, which notice shall set  forth  the special  circumstances  and  the  date  by  which  the  decision  shall  be

furnished.   If  such  claim  shall be wholly or partially  denied,  notice thereof  shall  be  in  writing and worded in a  manner  calculated  to  be understood  by the claimant, and shall set forth:  (i) the specific  reason or  reasons for the denial; (ii) specific reference to pertinent provisions of  the  Plan  on  which the denial is based; (iii) a  description  of  any additional  material or information necessary for the claimant  to  perfect the  claim  and  an  explanation of why such  material  or  information  is necessary;  and  (iv) an explanation of the procedure  for  review  of  the denial  and  the  time  limits applicable to such procedures,  including  a statement  of  the  claimant's right to bring a civil  action  under  ERISA following an adverse benefit determination on review.  Notwithstanding  the forgoing, if the claim relates to a Participant who is Disabled,  the  Plan

Administrator  shall  notify the claimant of the decision  within  45  days

(which  may  be extended for an additional 30 days if required  by  special circumstances).

          16.3  Procedure for Review.  Within 60 days following receipt  by the  claimant of notice denying his claim, in whole or in part, or, if such notice  shall  not be given, within 60 days following the  latest  date  on which  such notice could have been timely given, the claimant shall  appeal denial  of  the claim by filing a written application for review  with  the

Committee.   Following such request for review, the Committee  shall  fully and fairly review the decision denying the claim.  Prior to the decision of the  Committee,  the  claimant  shall be given  an  opportunity  to  review pertinent documents and to submit issues and comments in writing.

          16.4  Decision  on  Review.  The decision on review  of  a  claim denied  in whole or in part by the Plan Administrator shall be made in  the following manner:

          16.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. Notwithstanding the forgoing, if the claim relates to a Participant who is Disabled, the Committee shall notify the claimant of the decision within 45 days (which may be extended for an additional 45 days if required by special circumstances).

          16.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent Plan provisions on which the decision is based.

          16.4.3 The decision of the Committee shall be final and conclusive.

          16.5  Action  by  Authorized  Representative  of  Claimant.   All

actions  set  forth  in this Section 16 to be taken  by  the  claimant  may likewise  be  taken by a representative of the claimant duly authorized  by him  to act in his behalf on such matters.  The Plan Administrator and  the

Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

          Section 17.    Miscellaneous Provisions:
          -----------    -------------------------

          17.1  Set off.  Notwithstanding any other provision of this Plan,

the  Employer may reduce the amount of any payment otherwise payable to  or on  behalf of a Participant hereunder (net of any required withholdings) by the  amount  of  any  loan,  cash advance, extension  of  credit  or  other obligation of the Participant to the Employer that is then due and payable,

and the Participant shall be deemed to have consented to such reduction.

          17.2  Notices.  Each Participant who is not in Service  and  each

Beneficiary  shall  be  responsible for furnishing  the  Committee  or  its designee with his current address for the mailing of notices and benefit payments. Any notice required or permitted to be given to such Participant or Beneficiary shall be deemed given if directed to such address and mailed by  regular United States mail, first class, postage prepaid.  If any check mailed  to  such  address is returned as undeliverable  to  the  addressee,

mailing  of  checks will be suspended until the Participant or  Beneficiary furnishes  the  proper address.  This provision shall not be  construed  as requiring the mailing of any notice or notification otherwise permitted  to be given by posting or by other publication.

          17.3  Lost Distributees.  A benefit shall be deemed forfeited  if the  Plan  Administrator is unable to locate the Participant or Beneficiary to  whom  payment  is due on or before the fifth anniversary  of  the  date payment  is  to  be made or commence; provided, that the deemed  investment rate  of  return pursuant to Section 8.2 shall cease to be applied  to  the

Participant's  account  following  the  first  anniversary  of  such  date;

provided further, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or Beneficiary for all  or part of the forfeited benefit.

          17.4  Reliance on Data.  The Employer, the Committee and the Plan

Administrator  shall  have the right to rely on any data  provided  by  the

Participant or by any Beneficiary.  Representations of such data  shall  be binding  upon  any party seeking to claim a benefit through a  Participant,

and  the  Employer, the Committee and the Plan Administrator shall have  no obligation to inquire into the accuracy of any representation made  at  any time by a Participant or beneficiary.

          17.5 Receipt and Release for Payments.  Subject to the provisions of  Section 17.1, any payment made from the Plan to or with respect to  any

Participant  or Beneficiary, or pursuant to a disclaimer by a  Beneficiary,

shall,  to  the  extent  thereof, be in full  satisfaction  of  all  claims

hereunder against the Plan and the Employer with respect to the Plan.   The
recipient of any payment from the Plan may be required by the Committee, as a  condition  precedent to such payment, to execute a receipt  and  release with respect thereto in such form as shall be acceptable to the Committee.

          17.6  Headings.  The headings and subheadings of  the  Plan  have been  inserted  for convenience of reference and are to be ignored  in  any construction of the provisions hereof.

          17.7  Continuation of Employment.  The establishment of the  Plan shall  not  be construed as conferring any legal or other rights  upon  any

Employee  or  any  persons  for continuation of employment,  nor  shall  it interfere  with the right of the Employer to discharge any Employee  or  to deal with him without regard to the effect thereof under the Plan.

          17.8  Merger  or Consolidation; Assumption of Plan.  No  Employer

shall  consolidate or merge into or with another corporation or entity,  or transfer  all  or  substantially all of its assets to another  corporation,

partnership,  trust  or  other entity (a "Successor  Entity")  unless  such

Successor  Entity shall assume the rights, obligations and  liabilities  of the  Employer under the Plan and upon such assumption, the Successor Entity shall  become  obligated to perform the terms and conditions of  the  Plan.

Nothing  herein  shall  prohibit  the assumption  of  the  obligations  and liabilities of the Employer under the Plan by any Successor Entity.

          17.9  Construction.  The Employer shall designate in the Adoption

Agreement  the  state according to whose laws the provisions  of  the  Plan shall  be  construed and enforced, except to the extent that such laws  are superseded by ERISA and the applicable requirements of the Code.